UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

January 28, 2004
(Date of earliest
event reported)

Name of Registrant; State of
Commission File	Incorporation; Address of Principal	IRS Employer
Number	Executive Offices; and Telephone Number	Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition
SIGNATURES
EX-99.1 Press Release
EX-99.2 Fourth Quarter 2003 Earnings Call Slides
EX-99.3 Reconciliation of GAAP reported/adjusted
EX-99.4 2004 Earnings Guidance
EX-99.5 Market Cap Rankings

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On January 28, 2004, Exelon Corporation (Exelon) announced via press release Exelon’s results for its fourth quarter and year ended December 31, 2003. A copy of Exelon’s press release is attached hereto as Exhibit 99.1, and materials for the January 28, 2004 conference call and webcast are attached hereto as Exhibits 99.2 through 99.5. This Form 8-K and the attached exhibits are provided under Items 9 and 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit Index

Exhibit No.	Description

99.1	Press release
99.2	Fourth quarter 2003 earnings conference call slides
99.3	Reconciliation of GAAP reported and adjusted (non-GAAP) operating earnings per diluted share (2000 — 2003)
99.4	2004 earnings guidance
99.5	Market cap rankings

This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2002 Annual Report on Form 10-K — ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2002 Annual Report on Form 10-K — ITEM 8. Financial Statements and Supplementary Data: Exelon — Note 19, ComEd — Note 16, PECO — Note 18 and Generation — Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
COMMONWEALTH EDISON COMPANY
PECO ENERGY COMPANY
EXELON GENERATION COMPANY, LLC

/s/ Robert S. Shapard

Robert S. Shapard
Executive Vice President and Chief Financial Officer
Exelon Corporation

January 28, 2004